                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant       /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement            / / Confidential, for Use of the
/X/  Definitive Proxy Statement                 Commission Only (as permitted
/ /  Definitive Additional Materials            by Rule 14a-6(e)(2))
/ /  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                    WESTWOOD HOMESTEAD FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    2.  Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    4.  Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    5.  Total fee paid:

    ----------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:

        ------------------------------

    2.  Form, Schedule or Registration Statement No.:

        ------------------------------

    3   Filing Party:

        ------------------------------

    4.  Date Filed:

        ------------------------------

--------------------------------------------------------------------------------

                    WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                              3002 HARRISON AVENUE
                           CINCINNATI, OHIO 45211-5789
                                 (513) 661-5735

--------------------------------------------------------------------------------


                                 March 11, 1998

Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Westwood Homestead Financial Corporation to be held at the main office of The Westwood Homestead Savings Bank, 3002 Harrison Avenue, Cincinnati, Ohio on Monday, April 13, 1998 at 9:00 a.m., local time. Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of KPMG Peat Marwick LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

         WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                                        Sincerely,

                                        /s/ Michael P. Brennan
                                        Michael P. Brennan
                                        President and Chief Executive Officer

--------------------------------------------------------------------------------

                    WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                              3002 HARRISON AVENUE
                           CINCINNATI, OHIO 45211-5789
                                 (513) 661-5735

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 13, 1998

--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Westwood Homestead Financial Corporation (the "Company"), will be held at the main office of The Westwood Homestead Savings Bank, 3002 Harrison Avenue, Cincinnati, Ohio at 9:00 a.m. on Monday, April 13, 1998.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the election of three directors of the Company, and the transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 3, 1998 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ MARY ANN JACOBS
                                        MARY ANN JACOBS
                                        SECRETARY

Cincinnati, Ohio
March 11, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                    WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                              3002 HARRISON AVENUE
                           CINCINNATI, OHIO 45211-5789

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 13, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Westwood Homestead Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of The Westwood Homestead Savings Bank, 3002 Harrison Avenue, Cincinnati, Ohio on Monday, April 13, 1998, at 9:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about March 11, 1998.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on March 3, 1998 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 2,843,375 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports, management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock, the shares beneficially owned by the Company's Chief Executive Officer and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                          Amount and Nature               Percent of Shares
Name and Address                                            of Beneficial                  of Common Stock
of Beneficial Owner                                         Ownership (1)                    Outstanding
-------------------                                       -----------------               -----------------
Westwood Homestead Financial Corporation                      274,820  (2)                      9.67%
Employee Stock Ownership Plan ("ESOP")
3002 Harrison Avenue
Cincinnati, Ohio  45211-5789

Michael P. Brennan                                             67,347  (3)                      2.37
President and Chief Executive Officer
The Westwood Homestead Savings Bank
3002 Harrison Avenue
Cincinnati, Ohio  45211-5785

Kennedy Capital Management, Inc.                              219,800                           7.73
10829 Olive Boulevard
St. Louis, Missouri  63141

All Executive Officers and Directors                          233,885  (4)                      8.23
 as a Group (10 persons)

----------

(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; and stock in which the individual either has or shares voting and/or investment power. Each person or relative of such person whose shares are included herein exercises sole (or shared with a spouse or other relative) voting and dispositive power as to the shares reported.

(2) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no instructions have been received are voted by the trustees in the same proportion as participants vote allocated stock; provided that, in the absence of any voting directions as to allocated stock, (i) the Company's Board of Directors shall direct the trustees as to the voting of all shares of unallocated stock, and (ii) in the absence of such direction from the Company's Board of Directors, the ESOP trustees shall have sole discretion as to the voting of such shares.

(3) Includes 17,316 shares underlying currently exercisable stock options granted under the Company's 1997 Stock Option Plan (the "Option Plan"), 5,687 shares awarded through the Company's Management Recognition Plan ("MRP"), 8,281 shares of Common Stock allocated through the Company's Employee Stock Ownership Plan ("ESOP"), 22,228 shares beneficially owns in his capacity as trustee of the trust for the Company's Directors' Retirement Plan, and 13,835 shares over which Mr. Brennan has direct ownership. See " Executive Compensation" and "Director Compensation."

(4) Includes 75,637 shares in which the directors and officers own individually, 16,093 shares allocated to officers under the ESOP, 43,727 shares underlying currently exercisable stock options granted to directors and executive officers under the Option Plan, 14,358 shares awarded to the directors and executive officers under the MRP and 61,842 shares with respect to which Directors Bennet, Bockhorst, Heimerdinger, Higley and Jacobs have voting power by virtue of their positions as trustees of a trust formed to hold assets of the MRP. Also includes 22,228 shares which Mr. Brennan and one other officer have the authority to vote in their capacity as trustees of the trust for the Company's Directors' Retirement Plan. Does not include shares with respect to which Directors Bockhorst, Bennet, Heimerdinger, Higley and Jacobs have voting power by virtue of their positions as trustees of the trust holding 274,820 shares of the ESOP. See "Directors' Compensation."

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is composed of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated Michael P. Brennan, Carl H. Heimerdinger and Roger M. Higley, each of whom is currently a member of the Board, to serve as directors for a three-year period.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker nonvotes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

         Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

         The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's wholly owned subsidiary, The Westwood Homestead Savings Bank (the "Bank"), the expiration of his or her term as a director, and the number of shares of the Common Stock beneficially owned. None of the directors' share ownership exceeded 1% of the Common Stock outstanding as of the Record Date, with the exception of Mr. Brennan. All of the individuals were initially appointed as director of the Company in 1996 in connection with the Company's incorporation.

                                                                                      Shares of
                                            Year First                              Common Stock
                                            Elected as          Current             Beneficially
                            Age at           Director            Term               Owned at the
        Name           December 31, 1997    of the Bank        to Expire           Record Date (1)
        ----           -----------------    -----------        ---------           ---------------
                                    BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Michael P. Brennan             55              1995              1998                  67,347  (2)
Carl H. Heimerdinger           83              1947              1998                  13,944  (3)(4)
Roger M. Higley                59              1990              1998                  13,399  (3)(4)

                                          DIRECTORS CONTINUING IN OFFICE

Robert H. Bockhorst            59              1984              1999                  10,354  (3)(4)
Raymond J. Brinkman            73              1990              1999                  12,177  (4)
John B. Bennet, Sr.            65              1982              2000                   6,644  (3)(4)
Mary Ann Jacobs                40              1987              2000                  13,570  (4)
James D. Kemp                  44              1989              2000                  10,444  (4)

----------

(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; and stock in which the individual either has or shares voting and/or investment power. Each person or relative of such person whose shares are included herein exercises sole (or shared with a spouse or other relative) voting and dispositive power as to the shares reported.

(2) Includes 17,316 shares underlying currently exercisable stock options granted under the Option Plan, 5,687 shares awarded through the MRP, 8,281 shares of Common Stock allocated through the Company's ESOP, 22,228 shares beneficially owns in his capacity as trustee of the trust for the Company's Directors' Retirement Plan, and 13,835 shares over which Mr. Brennan has direct ownership. See " Executive Compensation" and "Director Compensation."

(3) Does not include shares with respect to which the director has voting power by virtue of his or her position as trustee of the trust holding 274,820 shares of the ESOP.

(4)      Includes 2,969, 2,969, 2,969, 2,969, 2,969, 2,969 and 2,969 shares underlying currently exercisable stock options which are beneficially owned respectively by Directors Heimerdinger, Higley, Brockhorst, Brinkman, Bennet, Jacobs and Kemp.

         Presented below is certain information concerning the directors of the Company and the Bank. Unless otherwise stated, all directors have held the positions for at least the past five years.

         MICHAEL P. BRENNAN has been President, Chief Executive Officer, and a member of the Board of Directors of Westwood Homestead since February, 1995. Prior to joining the Bank, Mr. Brennan was President and Chief Executive Officer and Director of Deer Park Federal Savings and Loan Association, Cincinnati, Ohio. He is currently on America's Community Bankers' National Technology Committee. His past civic activities include serving on the Board of Directors of the Exchange Club of Fairfield, as Community Advisor for Deer Park Schools, as Chairman and member of the Tri-State League of Financial Institutions, and as Director of the Greater Cincinnati Mortgage Counseling Service. Mr. Brennan is an active runner who participates in local road races. He founded "The Great Bearcat Run" for the benefit of the University of Cincinnati, his alma mater.

         CARL H. HEIMERDINGER completed 50 years as a member of the Westwood Homestead Board of Directors, he served as President from 1981 to February 1995, and has served as Chairman of the Board since February 1995. He was Treasurer of the Cincinnati Public Schools from 1964 until his retirement in 1980. His past professional activities include: State President in 1972 and charter member of the Ohio Association of School Business Officials; 1973-74 President of Ohio Council for Education; and 1980-85 Treasurer of Cincinnati School Foundation. Mr. Heimerdinger's current and past civic activities include serving as past president and member of the Exchange Club of Cincinnati since 1972 and Treasurer of the Salem Presbyterian Church where he has been a member since 1927.

         ROGER M. HIGLEY has served as a Director of the Bank since 1990. Dr. Higley also serves as President of Gray's History of Wireless Museum Inc. at WCET. Dr. Higley has been a self-employed dentist since 1969. He also serves on the Board of Directors of the Greater Cincinnati Amateur Radio Society Inc.

         ROBERT H. BOCKHORST has served as a Director of the Bank since 1984. Mr. Bockhorst has been a self-employed real estate investor since 1966. He has retired from real estate appraising. Mr. Bockhorst is currently a member of the Western Hills Exchange Club and the Cheviot-Westwood Kiwanis.

         RAYMOND J. BRINKMAN, CPA retired from Deloitte & Touche LLP in 1989 as Senior Manager. He is a member of the Saint Aloysius Orphan Society, the American Association of Retired Persons and the Green Township Senior Citizens. Mr. Brinkman is also active in St. Aloysius Gonzaga Parish.

         JOHN B. BENNET, SR. is Vice-Chairman of the Board of Directors of the Bank. Dr. Bennet was elected to the Board of Directors in 1982 and has served as Vice-Chairman since February 1985. Dr. Bennet was a self-employed dentist from 1958 until his retirement in December 1995.

         MARY ANN JACOBS has served as Secretary and a Director of the Bank since 1987. Ms. Jacobs is a Partner of the law firm Ritter and Randolph. Her current and past civic activities include serving as President and Board Member of the Western Hamilton County Economic Council, Board Member of the Llanfair Retirement Community, Board of Trustees Member for the Cincinnati Law Library, and Trustee for the Alzheimer's Association (Cincinnati Chapter). She is also an Elder of the Westminster Presbyterian Church and a member of the Cheviot-Westwood Kiwanis.

         JAMES D. KEMP has served as a Director of the Bank since 1989. He is Branch Manager of the Cincinnati Office of the investment firm of Hilliard Lyons. Mr. Kemp has been a stockbroker with Hilliard Lyons since 1983. Mr. Kemp was employed by Westwood Homestead from 1976 to 1983, and served in various capacities including assistant manager, staff appraiser and Treasurer.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company meets periodically as needed. During the year ended December 31, 1997, the Board held 17 meetings. No director attended fewer than 75% of the total number of Board meetings held during the year ended December 31, 1997 and the total number of meetings held by committees on which such director served during such fiscal year.

         The Company does not have a Nominating Committee. Under the Company's Bylaws, the board of directors acts as a nominating committee for selecting the management nominees for election as directors. The full Board of Directors served as a nominating committee for the nominees chosen for election as directors at the Meeting. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Articles of Incorporation and Bylaws, established any procedures for this purpose.

         The Company's Audit Committee consists of directors Brinkman (Chairman), Heimerdinger and Bennet. The Audit Committee is responsible for reviewing the Bank's auditing program, overseeing the quarterly regulatory reporting process by annually reviewing the process with the chief financial officer, overseeing the Bank's internal compliance audits as necessary, receiving and reviewing the results of each external audit, reviewing managements response to auditors' recommendations, and reviewing management's reports on cases of financial misconduct by employees, officers or directors. The Audit Committee met two times in fiscal 1997.

         The Company's Compensation Committee consists of directors Bennet (Chairman), Brinkman, Heimerdinger, Higley, Bockhorst and Jacobs. This committee monitors the Company's compensation plans and practices and specifically designates compensation levels for the Bank's executive officers. The Compensation Committee met six times during fiscal 1997.

         The Company's Mergers and Acquisitions Committee consists of directors Brennan (Chairman), Heimerdinger, Jacobs, Kemp and Bennet. This committee facilitates the process of considering possible mergers and acquisitions of other financial institutions. The Mergers and Acquisitions Committee met three times during fiscal 1997.

--------------------------------------------------------------------------------
                   REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         The Committee, which consists entirely of outside, non-employee Directors, establishes and regularly reviews executive compensation levels and policies. The Committee's objective in determining executive compensation is to attract, retain and motivate Executive Officers for the long-term success of the Company. The Committee believes the compensation levels of the Company's Executive Officers are competitive and in line with those of comparable companies.

         Base salaries and bonuses are reviewed and adjusted annually following review of the Company's performance during the previous year, individual contributions to that performance and levels of responsibility. To align Executive Officers interests more closely with that of shareholders of the Company, the Committee annually considers the granting of stock options and management recognition awards. The Company also maintains an employee stock option plan in which Executive Officers are permitted to participate, which allows Executives to receive awards of common stock, provided certain eligibility requirements are met.

         The base salary of the Chief Executive Officer (CEO) is provided for under a rolling three year employment contract, with the base salary determined on the basis of a review and evaluation of the compensation of Chief Executive Officers of other financial institutions of similar size in the community as well as peer group comparisons of at least two published company surveys. In evaluating the performance of CEO Michael P. Brennan for 1997, the Committee weighed a variety of different factors in its deliberations, and based on all factors considered, the Committee approved an increase in the base salary of the CEO and payment of a bonus for 1997.

                           COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                          Carl H. Heimerdinger
                                          John B. Bennet, Sr.
                                          Raymond J. Brinkman
                                          Robert H. Bockhorst
                                          Roger M. Higley
                                          Robert H. Bockhorst
                                          Mary Ann Jacobs

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for the last fiscal year awarded to or earned by the Chief Executive Officer. No other executive officer of the Bank earned salary and bonus in fiscal 1997 exceeding $100,000 for services rendered in all capacities to the Bank.

                                                                          LONG-TERM
                                                                     COMPENSATION AWARDS
                                                                ----------------------------
                                    ANNUAL COMPENSATION         RESTRICTED       SECURITIES
      NAME AND           FISCAL     ----------------------         STOCK         UNDERLYING          ALL OTHER
PRINCIPAL POSITION        YEAR      SALARY           BONUS      AWARDS (1)        OPTIONS           COMPENSATION
------------------        ----      ------           -----      ----------     --------------       ------------
Michael P. Brennan        1997     $ 125,000       $   16,917   $  485,155         86,582   (2)      $  103,122  (3)
   President and Chief    1996       110,000           25,000           --             --                 6,405
   Executive Officer      1995        93,491           20,000           --             --                 2,917


(1) 5,687 shares of restricted Common Stock awarded under the MRP are currently vested. An additional 5,687 shares will vest annually over four years.

(2) 17,316 of the shares underlying these stock options are immediately exercisable. Over the next four years options to purchase 17,316 shares will vest annually.

(3) For the 1997 fiscal year, includes 6,066 of shares allocated under the ESOP at a value of $17.00 per share.



         Option Grants in Last Fiscal Year. The following table contains information concerning the grant of stock options under the Company's Stock Option Plan to the Chief Executive Officer during fiscal 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------

                                                          INDIVIDUAL GRANTS
                    -------------------------------------------------------------------------        POTENTIAL REALIZABLE
                                                                                                       VALUE AT ASSUMED
                    NUMBER OF           % OF TOTAL                                                   ANNUAL RATES OF STOCK
                    SECURITIES           OPTIONS                                                       PRICE APPRECIATION
                    UNDERLYING          GRANTED TO             EXERCISE                                 FOR OPTION TERM
                    OPTIONS            EMPLOYEES IN             OR BASE           EXPIRATION        ----------------------
NAME                GRANTED (1)         FISCAL YEAR              PRICE               DATE              5%            10%
----                -----------       ---------------         -----------       --------------      -------         ------
Michael P. Brennan    86,582               20%                 $   14.01           9/29/07          $60,607         $121,215


----------

(1) Mr. Brennan's option to purchase 86,852 shares, granted on September 29, 1997, is immediately exercisable for 20% of the underlying shares and becomes exercisable for the remaining 80% of the shares on the second through the fourth anniversary of the date of grant. To the extent not already exercisable, the options generally become immediately exercisable in the event of a change in control of the Company.

         YEAR-END OPTION/SAR VALUES. The following table sets forth information concerning the number and potential realizable value at the end of the fiscal year of options held by the Chief Executive Officer. Mr. Brennan did not exercise any options during fiscal year 1997.

                                              NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS/SARS
                                         OPTIONS/SARS AT FISCAL YEAR-END           AT FISCAL YEAR-END (1)
                                         --------------------------------      -------------------------------
NAME                                     EXERCISABLE        UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
----                                     -----------        -------------       -----------        -------------
Michael P. Brennan                        17,316              69,266            $   51,775         $   207,105

----------

(1) Calculated based on the product of (a) the number of shares subject to option times (b) the difference between the fair market value of the underlying Common Stock at December 31, 1997, based on the closing sale price of the Common Stock on that date as reported on the Nasdaq National Market ($17 per share), and the exercise price of the options which is the fair market value of $14.01 per share.

         EMPLOYMENT AGREEMENT. In February 1995, the Bank entered into an employment agreement (the "Employment Agreement") with Mr. Michael P. Brennan, who serves as its Chief Executive Officer and President (the "Executive"). The Employment Agreement was amended in connection with the Bank's conversion from mutual to stock form to add the Company as a party jointly and severally liable for the Bank's obligations, and to update its definition of a change in control to take into account the Company's formation. The Executive is responsible for overseeing all operations of the Bank and for implementing the policies adopted by the Bank's Board of Directors. The Board of Directors believes that the Employment Agreement assures fair treatment of the Executive in relation to his position with the Bank by assuring him of some financial security.

         The Employment Agreement became effective on February 23, 1995 for a term of two years, with a one year extension, and an annual base salary of $110,000. On each anniversary from the date of commencement of the Employment Agreement, the term of the Executive's employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board that the performance of the Executive has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement provides the Executive with a salary review by the Board not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and personal leave. The Employment Agreement is terminable by the Bank for "cause" as defined therein, in which event no severance benefits are available. If the Bank terminates the Executive for any reason other than cause, retirement, death, disability, or expiration of the Agreement, the Executive will be entitled to a continuation of his salary from the last day of the month following the date of the event of termination through the remaining term of the Employment Agreement. If the Employment Agreement is terminated due to the Executive's disability, the Executive will be entitled to a continuation of his salary for up to 30 days. If the Executive is disabled for a continuous period exceeding 30 days, the Bank may terminate the Employment Agreement, in which event the Executive shall be entitled to receive secondary disability benefits under any group or individual disability benefit program maintained by the Bank. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the remaining term of the Employment Agreement.

         The Employment Agreement contains provisions stating that if the Executive terminates employment after a change in control of the Bank or the Company, for any reason other than cause, retirement, disability, death, expiration of the Agreement, or otherwise a change in the present capacity or circumstances in which the Executive is employed, or a reduction in compensation or other benefits provided under this Agreement without the Executive's written consent, the Executive will be paid, in addition to the continuation of the Executive's compensation and benefits through the expiration of the Agreement, an amount equal to 2.99 times the Executive's average annual compensation for the most recent five taxable years before the change in control, provided such payments do not constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. In the event such payments would constitute an excess parachute payment, they would be reduced accordingly. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or the Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreement, a change in Control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of the Company or the Bank, unless the election of the replacement directors was approved by at least a majority of the initial directors then in office.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

         The Company's non-employee directors received fees of $15,900 in 1997 in compensation for service provided to the Bank. The Chairman of the Board received an additional $5,000 for his duties as Chairman. Employee directors do not receive board fees. Chairman of the Board and Former Chief Executive Officer of the Bank, Carl Heimerdinger, received an additional $5,000, pursuant to an agreement with the Bank that expires in 1998. Director Brinkman received an additional $2,500 per year for his position as internal auditor during 1997.

         Non-employee directors also receive payment for medical insurance costs. During fiscal year 1997, outside directors received as a reimbursement or premium paid in the amount of $27,000 for these costs.

         DIRECTORS' RETIREMENT PLAN. The Bank maintains a Directors' Retirement Plan, the terms of which were approved by the Company's shareholders at a special meeting held on December 23, 1996. Under this plan, a bookkeeping account in each participant's name is credited, on a quarterly basis, with an amount equal to the sum of (i) the quarterly accrual attributable to the participant, (ii) any appreciation or depreciation on the balance of the participant's account during the calendar quarter, with the investment return measured by the director's choice between the rate of return on certificates of deposit and the Company's Common Stock, and (iii) a retirement adjustment which will arise if the director terminates service on the Board prior to the crediting of all quarterly accruals scheduled to be made to his or her account. Benefits under this plan increase with the length of a director's service on the Bank's Board. During 1997, the Bank credited approximately $18,500 to directors' accounts in this plan.

                             STOCK PERFORMANCE GRAPH

         The graph and table which follow show the cumulative total return on the Common Stock since the commencement of trading of the Common Stock on September 27, 1996 compared with the cumulative total return of (i) SNL Midwest Thrifts Index; and (ii) the Standard & Poors 500 Index. Cumulative total return on the stock or the index equals the total increase in value since September 27, 1996, assuming reinvestment of all dividends paid on the stock or the index, respectively. The graph and table were prepared assuming that $100 was invested at the closing price on September 27, 1996 in the Common Stock and in each of the indices. The shareholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                                12/31/96      03/31/97       06/30/97       09/30/97       12/31/97
Westwood Homestead Financial    112.79         127.40        136.19          169.40         193.30
Thrifts (Midwest)               113.17         123.41        146.71          173.76         192.37
S&P 500                         108.32         111.23        130.42          140.06         144.00

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Company's independent certified public accountant for the 1997 fiscal year. The Board of Directors presently intends to renew the Company's arrangement with KPMG Peat Marwick LLP to be its independent certified public accountant for the fiscal year ending December 31, 1998. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

--------------------------------------------------------------------------------
                          BENEFICIAL OWNERSHIP REPORTS
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. All insiders timely filed except that officers Michael P. Brennan, John E. Essen, Gerald T. Mueller and directors Robert H. Bockhorst, Raymond J. Brinkman, John B. Bennet, Sr., Carl H. Heimerdinger, Roger
M. Higley, Mary Ann Jacobs and James D. Kemp each inadvertently failed to file one report covering two transactions.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible to be considered for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 3002 Harrison Avenue, Cincinnati, Ohio 45211-5789, no later than November 11, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ MARY ANN JACOBS
                                          MARY ANN JACOBS
                                          SECRETARY

Cincinnati, Ohio
March 11, 1998


--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

       A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WESTWOOD HOMESTEAD FINANCIAL CORPORATION, 3002 HARRISON AVENUE, CINCINNATI, OHIO 45211-5789.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY
                    WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                                CINCINNATI, OHIO

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 13, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints John B. Bennet, Sr., Robert H. Bockhorst and Raymond J. Brinkman, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Westwood Homestead Financial Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of The Westwood Homestead Savings Bank, 3002 Harrison Avenue, Cincinnati, Ohio, on Monday, April 13, 1998 at 9:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                                                     VOTE
                                                                FOR                WITHHELD
                                                                ---                --------
              The election as directors of all
              nominees listed below (except as                  /  /                  /  /
              marked to the contrary below).

              Michael P. Brennan
              Carl H. Heimerdinger
              Roger M. Higley

              INSTRUCTION:  TO WITHHOLD YOUR VOTE
              FOR ANY INDIVIDUAL NOMINEE, INSERT THAT
              NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a proxy statement dated March 11, 1998 and an annual report.

Dated: _________________

-------------------------------     --------------------------------------
  PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER

-------------------------------     --------------------------------------
   SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------